                                                                       EXHIBIT 1

                       SOUTHERN STATES CAPITAL TRUST II

                            ___% Capital Securities
                 (Liquidation Amount $25 Per Capital Security)
            guaranteed to the extent set forth in the Guarantee by

                   SOUTHERN STATES COOPERATIVE, INCORPORATED

                        _______________________________


                            Underwriting Agreement
                            ----------------------

                                                                 _________, 2000

First Union Capital Markets Corp.,
Lehman Brothers,
Banc of America Securities LLC,
c/o First Union Capital Markets,
One First Union Center, TW-10,
301 South College Street,
Charlotte, NC  28288-0604.

Ladies and Gentlemen:

     Southern States Capital Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and Southern States
                                        -----
Cooperative, Incorporated, an agricultural cooperative corporation organized under the laws of Virginia, as depositor of the Trust and as guarantor (the "Guarantor"), propose, subject to the terms and conditions stated herein, that
----------
the Trust issue and sell to the underwriters named in Schedule I hereto (together with the Independent Underwriter, as defined below, the "Underwriters") an aggregate of 3,000,000 of its ___% Capital Securities
 ------------
(liquidation amount $25 per capital security) (the "Firm Securities") and, at
                                                    ---------------
the election of the Underwriters, up to an aggregate of 450,000 additional Capital Securities that the Underwriters elect to purchase (the "Optional
                                                                 --------
Securities", the Firm Securities and any Optional Securities being collectively
----------
referred to as the"Securities") representing undivided beneficial interests in
                   ----------
the assets of the Trust, guaranteed on a subordinated basis by the Guarantor as to the payment of distributions and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the
                                                       ---------
Guarantor and First Union National Bank, as trustee (the "Guarantee Trustee").
                                                          -----------------
The Trust is to purchase, with the proceeds of the sale of the Firm Securities and 92,784 of its Common Securities (liquidation amount $25 per common security) (the "Common Securities" and together with the Securities, the
      -----------------

"Trust Securities"), $77,319,600 aggregate principal amount of ____% Junior
 ----------------
Subordinated Debentures due _________, 2030 (the "Debentures") of the Guarantor
                                                  ----------
(and in the event the Underwriters purchase Optional Securities, a proportionate additional principal amount of the Debentures), to be issued pursuant to a Junior Subordinated Indenture (the "Indenture") between the Guarantor and First
                                    ---------
Union National Bank, as trustee (the "Debenture Trustee").
                                      -----------------

     The Guarantor will be the holder of 100% of the Common Securities. The Trust will be subject to the terms of an Amended and Restated Trust Agreement (the "Trust Agreement"), among the Guarantor, as depositor, First Union National
      ---------------
Bank, as Property Trustee ("Property Trustee"), First Union Trust Company,
                            ----------------
National Association, as Delaware Trustee (the "Delaware Trustee"), and two
                                                ----------------
individual trustees who are employees or officers of or affiliated with the Guarantor (the "Administrative Trustees"). The Property Trustee, the Delaware
                -----------------------
Trustee and the Administrative Trustees are collectively referred to herein as the "Trustees."
     --------

     1. Purchase and Offering of the Securities. Subject to the terms and conditions set forth herein, (a) the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, on __________, 2000 (the "Closing Date", at
                                                               ------------
the Closing Location and for the Purchase Price to the Underwriters set forth in
Schedule II hereto, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event the Underwriters shall exercise the election to purchase Optional Securities as provided below, on __________, 2000 (the "Second Closing Date") the Trust shall issue and sell
                          -------------------
to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase, at the purchase price set forth in Schedule II hereto, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted so as to eliminate fractional Securities) determined by multiplying such number of additional Securities by a fraction, the numerator of which is the maximum number of Firm Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Firm Securities that all of the Underwriters are entitled to purchase pursuant to clause (a) of this Section 1.

     The Trust and the Guarantor hereby grant to the Underwriters the right to purchase at their election up to 450,000 Optional Securities, at the purchase price set forth in Schedule II hereto, for the sole purpose of covering over-allotments in the sale of the Securities. The Underwriters may exercise such right by giving written notice to the Guarantor no later than the ____ day prior to the Second Closing Date, specifying the number of Optional Securities to be purchased.

     As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Debentures of the Guarantor, the Guarantor agrees to pay on the Closing Date (as hereinafter defined) to the Underwriters the amount specified in Schedule II hereto.

     2. Representations, Warranties and Agreements of the Guarantor and the Trust. The Guarantor and the Trust, jointly and severally, represent and warrant to, and agree with, the Underwriters that:

         (a) A registration statement on Form S-1 (File No. 333-69265) (the "Initial Registration Statement") in respect of the Securities, the
     -------------------------------
     Debentures and the Guarantee has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement
                               ----------
     and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters has been declared effective by the Commission in such form; and no stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The preliminary prospectus included in the Initial Registration Statement is hereinafter called the "Preliminary Prospectus"; the various parts of the Initial Registration
     -----------------------
     Statement including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 (the "Act") and deemed to be part of the Initial
                                  ---
     Registration Statement at the time it was declared effective, (ii) all exhibits thereto and (iii) the documents incorporated by reference in the prospectus contained in the registration statement at the time the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the
                 ----------------------
     Securities, the Debentures and the Guarantees, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to the Preliminary Prospectus or the
     -----------
     Prospectus shall be deemed to refer to and include the documents incorporated by reference therein and any reference to any amendment or supplement to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
                                                       ------------
     incorporated by reference in the Preliminary Prospectus or Prospectus, as the case may be.

          (b) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust
                                                                   -----
     Indenture Act"), and the rules and regulations of the Commission thereunder
     -------------
     and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by an Underwriter expressly for use in the Prospectus as amended or supplemented.

          (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder

          (d) The Guarantor and each of its Significant Subsidiaries (as defined in Section 13) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, save where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business or property of the Guarantor and its subsidiaries taken as a whole, and each has all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

          (e) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable.

          (f) This Agreement has been duly authorized, executed and delivered by the Guarantor and the Trust.

          (g) Except where it would not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholder's or patrons' equity, results of operations, business or prospects of the Guarantor and its subsidiaries taken as a whole, (i) issuance of the Securities, and the consummation by the Guarantor of the transactions contemplated herein (the "Transactions") will not conflict
                                            ------------
     with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its Significant Subsidiaries is a party or by which the Guarantor or any of its Significant Subsidiaries is bound or to which any of the properties or assets of the Guarantor or any of its Significant Subsidiaries is
     subject, (ii) nor will such actions result in any violation of the provisions of the Amended and Restated Articles of Incorporation or by-laws of the Guarantor or any of its Significant Subsidiaries or any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor, any of its Significant Subsidiaries or any of their properties or assets; and (iii) except for the registration of the Securities, the Debentures and the Guarantee under the Act, the qualification of the Indenture under the Trust Indenture Act, the listing of the Securities on the New York Stock Exchange (the "NYSE") and such
                                                            ----
     consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the Transactions.

          (h) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust
                                 ---------------------------
     power and authority to own its property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; and the Securities will conform in all material respects to the description thereof contained in the Prospectus.

          (i) At the Closing Date and the Second Closing Date, the Securities will have been duly and validly authorized by the Trust, and, when issued and delivered to the Underwriters against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement, and the terms of the Securities are valid and binding on the Trust; the holders of the Securities (the "Securityholders") will be
                                                    ---------------
     entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          (j) The Guarantee, the Debentures, the Trust Agreement and the Indenture (collectively, the "Guarantor Agreements") have each been duly
                                   --------------------
     authorized by the Guarantor and when validly executed and delivered by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Debentures, when validly authenticated and delivered by the Debenture Trustee, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law); and the Guarantor Agreements conform to the descriptions thereof in the Prospectus; and the Trust Agreement, the Indenture and the Guarantee have each been duly qualified under the Trust Indenture Act.

          (k) Neither the Guarantor nor any of its Significant Subsidiaries has sustained, since the date of the latest financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock, allocated patrons' equity or long-term debt of the Guarantor or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the consolidated financial position, stockholders' or patrons' equity or results of operations of the Guarantor and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

          (l) The consolidated financial statements of the Guarantor and its consolidated subsidiaries and of the agricultural inputs business which the Guarantor acquired from Gold Kist Inc. (the "Gold Kist Inputs Business")
                                                  -------------------------
     (including the related notes and supporting schedules) incorporated in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

          (m) PricewaterhouseCoopers LLP and KPMG Peat Marwick LLP, who have certified certain financial statements of the Guarantor and of the Gold Kist Inputs Business, respectively, whose reports are incorporated in the Prospectus and who have delivered the initial letters referred to in
     Section 6(e) hereof, are independent public accountants as required by the Act during the periods covered by the financial statements on which they reported contained in the Prospectus.

          (n) There are no legal or governmental proceedings pending to which the Guarantor or any of its Significant Subsidiaries is a party or of which any property or asset of the Guarantor or any of its Significant Subsidiaries is the subject which, if determined adversely to the Guarantor or such Significant Subsidiary, might have a material adverse effect on the consolidated financial position, stockholders' or patrons' equity, results of operations, business or prospects of the Guarantor and its subsidiaries taken as a whole; and to the best of the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others that is required to be disclosed in the Prospectus which is not so disclosed.

          (o) No relationship, direct or indirect, exists between or among the Guarantor on the one hand, and the directors, officers, stockholders, customers or suppliers of the Guarantor on the other hand, which is required to be disclosed in the Prospectus which is not so disclosed.

          (p) Since the date as of which information is given in the Prospectus, and except as may otherwise be disclosed in the Prospectus, the Guarantor and the Trust have not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, or
     (iii) entered into any transaction not in the ordinary course of business.

          (q) Neither the Guarantor nor any of the Guarantor's Significant Subsidiaries (i) is in violation of its articles of incorporation or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject except where it would not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholder's or patrons' equity, results of operations, business or prospects of the Guarantor and its subsidiaries taken as a whole, or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business.

          (r) Neither the Trust, the Guarantor nor any Significant Subsidiary of the Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus neither of them will be, an "investment company" within the
                                             ------------------
     meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          3.  Delivery of and Payment for the Securities.

          (a) The Securities to be purchased by each Underwriter shall be delivered by or on behalf of the Trust through the facilities of The Depository Trust Guarantor ("DTC") against payment by or on behalf of such
                                  ---
     Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Trust in immediately available funds. The Trust will cause the certificates representing the Securities to be made available for checking and packaging at least one day prior to the Closing Date (as defined below) at the office of DTC or its designated custodian. The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Trust with DTC or its designated custodian. The time and date of such delivery payment shall be 9:30 a.m., New York City time, on the Closing Date or the Second Closing Date, as the case may be, or such other time and date as the Underwriters and the Guarantor may agree upon in writing.

          On the Closing Date or the Second Closing Date, as the case may be, the Guarantor will pay, or cause to be paid, the commission payable to the Underwriters under Section 1 hereof in immediately available funds.

          (b) The documents to be delivered on the Closing Date or the Second Closing Date, as the case may be, by or on behalf of the parties hereto pursuant to Section 6 hereof will be delivered at such time and date at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004.

          4. Further Agreements of the Guarantor and the Trust. The Guarantor and the Trust, jointly and severally, further agree:

          (a) To furnish to the Underwriters, without charge, as many copies of the Prospectus and any supplements and amendments thereto as the Underwriters may reasonably request.

          (b) To advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to afford the Underwriters a reasonable opportunity to comment on any such proposed amendment or supplement; and the Guarantor will also advise the Underwriters promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when Prospectus is required to be delivered under the Act in connection with sales by an Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, to notify the Underwriters of such event and to promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

          (d) As soon as practicable, but not later than 18 months, after the effective date of the Registration Statement, to make generally available to its securityholders an earnings statement, which will satisfy the provisions of Section 11(a) of the Act.

          (e) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities.

          (f) Not to offer, sell, contract to sell or otherwise dispose of any additional securities of the Guarantor, the Trust or any other trust the common securities of which are held by the Guarantor, that are substantially similar to the Securities or any securities convertible into or exchangeable for or that represent the right to receive any such similar securities, without the consent (which consent shall not be unreasonably withheld) of the Underwriters during the period beginning from the date of this Agreement and continuing for 180 days following the Closing Date.

          (g) To use their best efforts to cause the Securities to be listed on the NYSE.

          (h) To take such steps as shall be necessary to ensure that neither the Trust, the Guarantor nor any subsidiary of the Guarantor shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          5. Expenses. The Guarantor and the Trust, jointly and severally, agree to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Guarantor's counsel and accountants in connection with the registration of the Securities, the Guarantee and the Debentures under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters; (ii) the cost of printing or producing this Agreement, the Securities and the Debentures, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities, the Guarantee and the Subordinated Debentures for offering and sale under state securities laws as provided in Section 4(e) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Securities and the Debentures; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the issuance of the Guarantee and the Debentures; (vi) the cost of preparing the Securities and the Debentures; (vii) the fees and expenses of any Trustee, the Debenture Trustee and the Guarantee Trustee, and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with the Guarantor Agreements and the Securities; (viii) the cost of qualifying the Securities with The Depository Trust Company; (ix) any fees and expenses in connection with listing the Securities on the NYSE and the cost of registering the Securities under Section 12 of the Exchange Act; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 7 and 9 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

          6. Conditions to the Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Closing Date or the Second Closing Date, as the case may be, of the representations and warranties of the Guarantor and the Trust contained herein, to the performance by the Guarantor and the Trust of their obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Underwriters shall not have discovered and disclosed to the Guarantor and the Trust on or prior to the Closing Date or the Second Closing Date, as the case may be, that the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Sullivan & Cromwell, counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Guarantor Agreements, the Securities, the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Guarantor and the Trust shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (c) Mays & Valentine, L.P. shall have furnished to the Underwriters their written opinion, as counsel to the Guarantor and the Trust, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (d) Potter Anderson & Corroon LLP shall have furnished to the Underwriters their written opinion, as Delaware counsel to the Guarantor and the Trust, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (e) The Underwriters shall have received on the Closing Date letters, dated the Closing Date in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers LLP and KPMG Peat Marwick LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information, including the financial information contained in the Prospectus as identified by the Underwriters.

          (f) The Guarantor and the Trust shall have furnished to the Underwriters a Certificate, dated the Closing Date or the Second Closing Date, as the case may be, of the President and the Chief Financial Officer of the Guarantor stating that:

               (i) The representations, warranties and agreements of the Guarantor and the Trust in Section 2 hereof are true and correct as of the Closing Date and each of the Guarantor and the Trust has complied with all of its agreements contained herein;

               (ii) (A) Neither the Guarantor nor any of its Significant Subsidiaries has sustained since the date of the latest quarterly financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (B) since such date there has not been any change in the capital stock, allocated patrons' equity or long-term debt of the Guarantor or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' or patrons' equity or results of operations of the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and

               (iii) They have carefully examined the Prospectus and, in their opinion (A) the Prospectus, as of its date, did not include any untrue statement of a material fact and did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the date of the Prospectus no event has occurred which should have been set forth in a supplement or amendment to the Prospectus.

          (g) (i) Neither the Guarantor nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock, allocated patrons' equity or long-term debt of the Guarantor or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' or patrons' equity or results of operations of the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

          (h) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities.

          (i) The Underwriters shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Underwriters may reasonably require, and the

     Guarantor shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          7.  Indemnification and Contribution.

          (a) The Guarantor and the Trust, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers, employees and directors and each person, if any, who controls either of the Underwriters within the meaning of Section 15 of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which such Underwriter, officer, employee, director or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky application or other document prepared or executed by the Guarantor and the Trust (or based upon any written information furnished by the Guarantor and the Trust) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"),
                                                         --------------------
     (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by such Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Guarantor and the Trust shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or wilful misconduct), and shall reimburse such Underwriter and each officer, employee, director and controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter, officer, employee, director or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Guarantor and the Trust shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Prospectus or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Guarantor and the Trust by or on behalf of such Underwriter specifically for inclusion therein and described in Section 7(e) and provided further that as to the Preliminary Prospectus or the Prospectus this indemnity agreement shall not inure to the benefit of an Underwriter, its officers, employees, directors or controlling persons on account of any loss, claim damage, liability or action arising from the sale of Securities to any person by such Underwriter if such Underwriter failed to send or give a copy of the Prospectus as the same may be amended or supplemented and provided to such Underwriter by the Trust or the Guarantor, to that person, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Preliminary Prospectus was corrected in the Prospectus, or a supplement or amendment thereto, as the case may be. The foregoing indemnity agreement is in addition to any liability which the Guarantor and the Trust may otherwise have to the Underwriters or to any officer, employee, director or controlling person of the Underwriters.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Guarantor, the Trust and the officers, employees and directors of the Guarantor, and each person, if any, who controls the Guarantor, within the meaning of Section 15 of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Guarantor, the Trust, any such officer, employee, director or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Guarantor by or on behalf of such Underwriter specifically for inclusion therein and described in Section 7(e), and shall reimburse the Guarantor, the Trust, and any such officer, employee or director or controlling person for any legal or other expenses reasonably incurred by the Guarantor, the Trust, or any such officer, employee, director, or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Guarantor, the Trust, or any such officer, employee, director or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 7 if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party and those officers, employees, directors and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Guarantor and the Trust on the one hand and each of the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Guarantor and the Trust on the one hand and each of the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Guarantor and the Trust on the one hand and each of the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Guarantor and the Trust on the one hand, and the total fees received by such Underwriter with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case as set forth under "Underwriting" in the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Guarantor and the Trust on the one hand or such Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Guarantor, the Trust and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section

     7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), each Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities sold and distributed by it was offered to the purchasers exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The Underwriters confirm that the statements with respect to the offering of the Securities set forth in the bottom paragraph on the cover page of, and under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus are correct and constitute the only information furnished in writing to the Guarantor and the Trust by or on behalf of the Underwriters specifically for inclusion in the Prospectus.

          8   Termination.  The obligations of either Underwriter hereunder may be terminated by it by notice given to and received by the Guarantor and the Trust prior to delivery of and payment for the Securities if, prior to that time, (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Guarantor or the Trust on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or New York State authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of such Underwriter, impracticable or inadvisable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

          9   Reimbursement of Underwriters' Expenses.  If the sale of
Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Guarantor and the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Guarantor and the Trust shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Guarantor and the Trust shall pay the full amount thereof to the Underwriters.

          10   Notices, etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to First Union Capital Markets, One First Union Center, TW-10, 301 South College Street, Charlotte, North Carolina 28288-0604 Attention: _______________ (Fax:____________);

          (b) if to the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Guarantor set forth in the Prospectus, Attention: Chief Financial Officer (Fax: (804) 281-1650));

          (c) if to the Trust shall be delivered or sent by mail, telex or facsimile transmission to the address of the Trust set forth in the Prospectus, Attention: ____________________(Fax: ________________).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          11   Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Guarantor, the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(x) the representations, warranties, indemnities and agreements of the Guarantor and the Trust contained in this Agreement shall also be deemed to before the benefit of the officers, employees and directors of the Underwriters and the person or persons, if any, who control the Underwriters within the meaning of
Section 15 of the Act and (y) the indemnity agreement of the Underwriters contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of officers, employees and directors of the Guarantor and any person controlling the Guarantor within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          12   Survival.  The respective indemnities, representations,
warranties and agreements of the Guarantor, the Trust and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          13   Definition of the Terms "Business Day" and "Significant
Subsidiary".  For purposes of this Agreement, (a) "business day" means any day
                                                   ------------
on which the New York Stock Exchange, Inc. is open for trading and (b) "Significant Subsidiary" has the meaning set forth in Rule 1-02 of Regulation S-
-----------------------
X.

          14   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of New York.

          15   Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          16   Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement between the Guarantor, the Trust and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                   Very truly yours,

                                   SOUTHERN STATES CAPITAL TRUST II


                                   By:_______________________________
                                        Name:
                                        Title:  Administrative Trustee


                                   SOUTHERN STATES COOPERATIVE INC.


                                   By:_______________________________
                                        Name:
                                        Title:

Accepted:

FIRST UNION CAPITAL MARKETS CORP.


By:_________________________
   Name:
   Title:

LEHMAN BROTHERS


By:_________________________
   Name:
   Title:

BANC OF AMERICA SECURITIES LLC


By:_________________________
   Name:
   Title:

                                                                       EXHIBIT A


                              FORM OF OPINION OF
                   COUNSEL TO THE GUARANTOR TO BE DELIVERED
                           PURSUANT TO SECTION 6(c)


     (i) The Guarantor and each of its subsidiaries have been duly formed and are validly existing as corporations, limited partnerships or limited liability companies, as the case may be, in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign corporations, limited partnerships or limited liability companies, as the case may be, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses (as set forth in certificates of officers of the Guarantor upon which such counsel is relying without independent investigation) requires such qualification and have all corporate, partnership or limited liability company, as the case may be, power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged as described in the Prospectus;

     (ii) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock, partnership interests or limited liability company membership interests, as the case may be, of each subsidiary of the Guarantor have been duly and validly authorized and issued and (except for partnership interests of general partners and except to the extent the limited liability company agreements governing the respective limited liability companies provide otherwise) are fully paid, non-assessable and are owned directly or indirectly by the Guarantor, to such counsel's knowledge free and clear of all liens, encumbrances, or claims;

     (iii) To the best of such counsel's knowledge, based solely on inquiry of the Guarantor's General Counsel, and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property or assets of the Guarantor or any of its subsidiaries is the subject which could be expected to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

     (iv) The execution and delivery of the Guarantor Agreements have been duly authorized by all necessary corporate action of the Guarantor, and the Guarantor Agreements and the Trust Securities conform to the description thereof in the Prospectus;

     (v) The Underwriting Agreement has been duly authorized, executed and delivered by the Guarantor and the Trust and constitutes a valid and binding agreement of the Guarantor and the Trust enforceable against the Guarantor and the Trust in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and except as may be subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights to indemnity and contribution thereunder may be limited by applicable law and public policy, and except that no opinion is expressed as to the enforceability of the choice of law provision thereof;

     (vi) The issue and sale of the Securities, the compliance by the Guarantor with all of the provisions of the Underwriting Agreement, and the consummation of the transactions contemplated thereby, will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject which breach is reasonably likely to have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the articles of incorporation, by-laws of the Guarantor or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body of the United States or the State of Virginia having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties or assets; except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement by the Guarantor and the consummation of the transactions contemplated thereby;

     (vii) Neither the Guarantor, any of its subsidiaries nor the Trust is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

     (viii) The statements set forth in the Prospectus under the captions "Description of the Capital Securities", "The Guarantee", "Description of the Junior Subordinated Debentures" and "Effect of Obligations under the Junior Subordinated Debentures, the Guarantee and the Expense Agreement" insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein are correct in all material respects;

     (ix) The Registration Statement and the Prospectus as amended or supplemented prior to Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (viii) above, they have no reason to believe that, as of its effective date and as of the Closing Date, the Registration Statement or any amendment thereto made by the Trust or the Guarantor prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of the Closing Date, the Prospectus as amended or supplemented prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required to be described in the Registration Statement or the Prospectus as amended or, supplemented which are not so filed.

     In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Virginia; and (ii) in giving the opinions referred to in Section (i) above (solely with regard to organization and qualification of the Guarantor's subsidiaries) and Section (ii) above (solely with regard to capital stock of subsidiaries of the Guarantor being duly and validly authorized and issued and fully paid and non-assessable), state that they are relying on an opinion or opinions of other counsel as to such matters, provided that the Underwriters shall have received such opinion or opinions, in form and substance satisfactory to Underwriters' counsel, of other counsel.

                                                                       EXHIBIT B


                      FORM OF OPINION OF DELAWARE COUNSEL
                        TO THE GUARANTOR AND THE TRUST
                   TO BE DELIVERED PURSUANT TO SECTION 6(d)


     (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

     (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority (a) to own its properties (including, without limitation, the Debentures) and conduct its business, (b) to execute and to deliver, and to perform its obligations under, the agreements to which it is a party, and (c) to issue and perform its obligations under the Trust Securities, all as described in the Trust Agreement;

     (iii) The Trust Agreement constitutes a valid and binding obligation of the Guarantor and the Trustees, enforceable against the Guarantor and the Trustees, respectively, in accordance with its terms;

     (iv) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of the agreements to which it is a party, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust;

     (v) The Securities (a) have been duly authorized by the Trust Agreement, and (b) once duly and validly issued in accordance with the Trust Agreement, will represent valid and fully paid and, subject to the qualifications set forth in (viii) below, non-assessable undivided beneficial interests in the assets of the Trust;

     (vi) Once duly and validly issued in accordance with the Trust Agreement, the Securities will entitle the holders thereof to the benefits of the Trust Agreement;

     (vii) The Common Securities (a) have been duly authorized by the Trust Agreement, and (b) once duly and validly issued in accordance with the Trust Agreement, will represent valid and fully paid undivided beneficial interests in the assets of the Trust;

     (viii) The holders of Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except that the holders of Securities may be obligated to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates representing Securities and the issuance of replacement certificates representing Securities to the extent provided in the Trust Agreement, (b) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement, and (c) provide indemnity in connection with violations of the Trust Agreement or U.S. Federal or state securities laws arising from transfers or exchanges of certificates representing Securities and the issuance of replacement certificates representing Securities;

     (ix) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Securities is not subject to preemptive rights;

     (x) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body of the State of Delaware known by counsel to have jurisdiction over the Trust is required for the issuance and sale of the Securities or the consummation by the Trust of the transactions contemplated by the Trust Agreement;

     (xi) The (a) purchase of the Debentures by the Trust, (b) distribution of the Debentures by the Trust in the circumstances contemplated by the Trust Agreement, and (c) execution, delivery and performance by the Trust of the agreements to which it is a party and the consummation of the transactions contemplated thereunder, will not conflict with or result in a breach or violation of any of the terms or provisions of the Certificate of Trust or the Trust Agreement or any statute, rule or regulation of the State of Delaware or any governmental agency or body of the State of Delaware known by counsel to have jurisdiction over the Trust;

     (xii) Assuming that the Trust is treated as a grantor trust or partnership for Federal income tax purposes, the holders of the Securities (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

           In rendering such opinion, such counsel may (a) state that their opinion is limited to matters governed by the laws of the State of Delaware, excluding the securities laws thereof; and (b) in giving the opinions referred to in paragraphs (iii) and (vi) above, qualify the same by stating that they are subject to (1) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, fraudulent transfer and similar law relating to or affecting creditors rights generally including, without limitation, the Delaware Uniform Fraudulent Conveyance Act, the provisions of the United States Bankruptcy Code and the Delaware insolvency statutes, (2) principles of equity including, without limitation, concepts of materiality, good faith, fair dealing, conscionability and reasonableness (regardless of whether such enforceability is considered in a proceeding in equity or at law), (3) applicable laws relating to fiduciary duties, (4) public policy limitations with respect to exculpation, contribution and indemnity provisions, and (5) the limitation that a court applying Delaware law will enforce a liquidated damages provision in a contract only where, at the time of contract, actual damages may be difficult to determine and the stipulated sum is not so grossly disproportionate to the probable anticipated loss as to be a penalty. Such counsel may also state that such opinion is subject to reasonable and customary exceptions and is based on factual assumptions stated therein.

                                  SCHEDULE I


                                                                Number of
                                                               Securities
                                                                    to be
Underwriter                                                     Purchased
-----------                                                     ---------
First Union Capital Markets Corp............................

Lehman Brothers.............................................

Banc of America Securities LLC..............................

  Total.....................................................
                                                                   -------

                                  SCHEDULE II



Title of Securities:

     [___%] Capital Securities, Series __


Price to Public:

     100% of the liquidation amount of the Securities


Purchase Price to Underwriters:

     100% of the liquidation amount of the Securities


Underwriters' Compensation:

     As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Debentures of the Company, the Company hereby agrees to pay at the Closing Date to the several Underwriters, an amount equal to $________ per capital security for the Firm Securities to be delivered on the Closing Date and any Optional Securities to be delivered on the Second Closing Date.


Specified funds for payment of purchase price:

     Federal (same day) Funds


Closing Location:

     Sullivan & Cromwell
     125 Broad Street
     New York, New York 10004